FOR IMMEDIATE RELEASE
---------------------

             NORWOOD FINANCIAL CORP ANNOUNCES 9.8% EARNINGS INCREASE
             -------------------------------------------------------


April 23, 2007

         William W. Davis, Jr., President and Chief Executive Officer of Norwood Financial Corp. (NWFL-Nasdaq) and its subsidiary Wayne Bank today announced earnings for the three months ended March 31, 2007.

         Net income for the three months ended March 31, 2007 totaled $1,463,000, which represents a 9.8% increase over the $1,333,000 earned for the similar period in 2006. Earnings per share on a fully diluted basis were $.51 per share in 2007, increasing from $.47 per share for the 2006 period. The annualized return on assets for the current quarter was 1.29% with an annualized return on equity of 11.26%.

         Total assets as of March 31, 2007 were $461.4 million with total loans receivable of $320.7 million, deposits of $360.0 million and stockholders' equity of $53.1 million. Total assets have increased $27.3 million, or 6.3%, when compared to March 31, 2006.

         Loans receivable have increased $28.9 million, or 9.9% from a year ago. The growth was centered in commercial lending (including real estate) which increased $17.8 million and residential mortgage activity, including home equity lending which reflected growth of $13.7 million. Non-performing loans totaled $407,000 or .13% of total loans as of March 31, 2007 compared to $398,000, or ..14% of total loans, as of March 31, 2006. The total is principally related to one loan relationship secured by real estate for which the Company is actively pursuing a resolution. The Company had net charge-offs of $7,000 for the three months ended March 31, 2007. As a result of the continued low level of charge-offs, the Company was able to reduce its provision for loan losses to $50,000 in the 2007 period from $70,000 in the 2006 period. Notwithstanding the lower provision expense, the allowance for loan losses increased by $128,000 from a year earlier to $3,871,000 and represented 1.21% of total loans as of March 31, 2007.

            For the three months ended March 31, 2007, net interest income, on a fully taxable equivalent basis (fte) totaled $4,221,000 increasing from $4,076,000 for the similar period in 2006. The increase in net interest income was principally due to loan growth and higher yields on loans and investments which partially offset the higher cost of deposits. The Company is continuing to experience an increase in deposit costs, principally CDs. As a result, the net interest margin declined to 3.85% in the current quarter compared to 3.98% in the similar period in the prior year.

         Other income for the three months ended March 31, 2007 totaled $894,000 compared to $824,000 for the similar period in 2006. The increase was principally due to a higher level of revenues from the Company's Wealth Management Division, $125,000 in the current quarter compared to $77,000 for the similar period in 2006. Other expenses totaled $2,861,000 in the 2007 period compared to $2,766,000 in the similar period in 2006. The increase was principally due to staffing and occupancy expenses related to the Tannersville Branch which opened in December 2006.

         Mr. Davis commented, "We are pleased with our good start to 2007. Despite slightly shrinking margins, our overall earnings continue to improve. The official grand opening of our Tannersville Office was held on March 28th. This office serves as an excellent compliment to our other two Monroe County locations, in Marshalls Creek and on Ninth Avenue at the entrance to the Stroud Mall. We think this office will be a great enhancement to our customer base in the county."

         Norwood Financial Corp., through its subsidiary Wayne Bank, operates eleven offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in the absolute and relative levels of interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, demand for real estate and general economic conditions. Norwood Financial Corp. does not undertake and specifically disclaims any obligation to publicly releases the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
          Executive Vice President &
          Chief Financial Officer
          NORWOOD FINANCIAL CORP
          570-253-1455
          www.waynebank.com
          -----------------

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands)
 (unaudited)

                                                                              March 31
                                                                       ----------------------
                                                                          2007         2006
                                                                       ---------    ---------
ASSETS
  Cash and due from banks                                              $   8,604    $   9,330
  Interest bearing deposits with banks                                       141           22
  Federal funds sold                                                       3,130           --
                                                                       ---------    ---------
           Cash and cash equivalents                                      11,875        9,352

  Securities available for sale                                          112,597      116,659
  Securities held to maturity,  fair value 2007: $974  2006: $976            955          953
  Loans receivable (net of unearned Income)                              320,744      291,840
  Less: Allowance for loan losses                                          3,871        3,743
                                                                       ---------    ---------
           Net loans receivable                                          316,873      288,097
  Investment in FHLB Stock                                                 1,923        2,073
  Bank premises and equipment,net                                          5,935        5,508
  Accrued interest receivable                                              2,175        1,979
  Other assets                                                             9,050        9,509
                                                                       ---------    ---------
           TOTAL ASSETS                                                $ 461,383    $ 434,130
                                                                       =========    =========

LIABILITIES
  Deposits:
     Non-interest bearing demand                                       $  54,046    $  54,505
     Interest-bearing                                                    305,988      285,002
                                                                       ---------    ---------
           Total deposits                                                360,034      339,507
  Short-term borrowings                                                   19,986       19,765
  Other borrowings                                                        23,000       23,000
  Accrued interest payable                                                 3,402        1,626
  Other liabilities                                                        1,902        1,735
                                                                       ---------    ---------
           TOTAL LIABILITIES                                             408,324      385,633

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
           issued: 2,840,872                                                 284          284
  Surplus                                                                 10,233        5,730
  Retained earnings                                                       43,946       44,497
  Treasury stock, at cost: 2007: 53,107 shares, 2006: 35,267 shares       (1,556)      (1,029)
  Unearned ESOP Shares                                                        --          (77)
  Accumulated other comprehensive income (loss)                              152         (908)
                                                                       ---------    ---------
           TOTAL STOCKHOLDERS' EQUITY                                     53,059       48,497
                                                                       ---------    ---------

           TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                                  $ 461,383    $ 434,130
                                                                       =========    =========

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
  (unaudited)

                                                     Three Months Ended March 31
                                                     ---------------------------
                                                         2007         2006
                                                      ----------   ----------
INTEREST INCOME
    Loans receivable, including fees                  $    5,840   $    4,944
    Securities                                             1,218        1,050
    Other                                                     21            2
                                                      ----------   ----------
           Total Interest income                           7,079        5,996

INTEREST EXPENSE
    Deposits                                               2,486        1,590
    Short-term borrowings                                    256          187
    Other borrowings                                         246          293
                                                      ----------   ----------
           Total Interest expense                          2,988        2,070
                                                      ----------   ----------
NET INTEREST INCOME                                        4,091        3,926
PROVISION FOR LOAN LOSSES                                     50           70
                                                      ----------   ----------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES        4,041        3,856

OTHER INCOME
    Service charges and fees                                 606          590
    Income from fiduciary activities                         125           77
    Net realized gains on sales of securities                 --            7
    Gains on sale of loans                                     7           --
    Other                                                    156          150
                                                      ----------   ----------
           Total other income                                894          824

OTHER EXPENSES
    Salaries and  employee benefits                        1,497        1,406
    Occupancy, furniture and equipment                       415          380
    Data processing related                                  174          156
    Taxes, other than income                                 118          113
    Professional Fees                                         89          113
    Other                                                    568          598
                                                      ----------   ----------
           Total other expenses                            2,861        2,766

INCOME BEFORE TAX                                          2,074        1,914
INCOME TAX EXPENSE                                           611          581
                                                      ----------   ----------
NET INCOME                                            $    1,463   $    1,333
                                                      ==========   ==========

Basic earnings per share                              $     0.52   $     0.48
                                                      ==========   ==========

Diluted earnings per share                            $     0.51   $     0.47
                                                      ==========   ==========

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

---------------------------
Three Months Ended March 31                              2007       2006
                                                      ---------  ---------

Net interest income                                   $   4,091  $   3,926
Net income                                                1,463      1,333

Net interest spread (fully taxable equivalent)             3.16%      3.49%
Net interest margin (fully taxable equivalent)             3.85%      3.98%
Return on average assets                                   1.29%      1.25%
Return on average equity                                  11.26%     11.14%
Basic  earnings per share                             $    0.52  $    0.48
Diluted earnings per share                                 0.51       0.47

--------------
As of March 31

Total Assets                                          $ 461,383  $ 434,130
Total Loans receivable                                  320,744    291,840
Allowance for loan  losses                                3,871      3,743
Total deposits                                          360,034    339,507
Stockholders' equity                                     53,059     48,497
Trust Assets  under management                           99,072     93,105

Book value per share                                  $   18.96  $   17.29
Equity to total assets                                    11.50%     11.17%
Allowance to total loans receivable                        1.21%      1.28%
Nonperforming loans to total loans                         0.13%      0.14%

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                        31-Mar     31-Dec       30-Sep       30-Jun      31-Mar
                                                         2007       2006         2006         2006        2006
                                                      ---------  ---------    ---------    ---------   ---------
ASSETS
  Cash and due from banks                             $   8,604  $   9,450    $   9,448    $  10,509   $   9,330
  Interest bearing deposits with banks                      141         67          141          179          22
  Federal funds sold                                      3,130         --        1,525       13,615          --
                                                      ---------  ---------    ---------    ---------   ---------
        Cash and cash equivalents                        11,875      9,517       11,114       24,303       9,352

  Securities available for sale                         112,597    112,912      112,402      114,441     116,659
  Securities held to maturity                               955        954          954          954         953
  Loans receivable (net of unearned Income)             320,744    315,567      313,678      299,366     291,840
   Less: Allowance for loan losses                        3,871      3,828        3,828        3,794       3,743
                                                      ---------  ---------    ---------    ---------   ---------
        Net loans receivable                            316,873    311,739      309,850      295,572     288,097
  Investment in FHLB stock                                1,923      1,687        1,634        2,294       2,073
  Bank premises and equipment, net                        5,935      6,020        5,489        5,457       5,508
  Other assets                                           11,225     11,527       11,727       12,138      11,488
                                                      ---------  ---------    ---------    ---------   ---------
        TOTAL ASSETS                                  $ 461,383  $ 454,356    $ 453,170    $ 455,159   $ 434,130
                                                      =========  =========    =========    =========   =========

LIABILITIES
   Deposits:
     Non-interest bearing demand                      $  54,046  $  53,856    $  63,331    $  59,538   $  54,505
     Interest- bearing deposits                         305,988    304,247      301,275      293,929     285,002
                                                      ---------  ---------    ---------    ---------   ---------
        Total deposits                                  360,034    358,103      364,606      353,467     339,507
   Other borrowings                                      42,986     35,736       33,086       48,687      42,765
   Other liabilities                                      5,304      8,286        4,419        3,813       3,361
                                                      ---------  ---------    ---------    ---------   ---------
        TOTAL LIABILITIES                               408,324    402,125      402,111      405,967     385,633

STOCKHOLDERS' EQUITY                                     53,059     52,231       51,059       49,192      48,497
                                                      ---------  ---------    ---------    ---------   ---------
        TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                      $ 461,383  $ 454,356    $ 453,170    $ 455,159   $ 434,130
                                                      =========  =========    =========    =========   =========

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                              31-Mar     31-Dec     30-Sep     30-Jun     31-Mar
Three months ended                                             2007       2006       2006       2006       2006
                                                             -------    -------    -------    -------    -------
INTEREST INCOME
    Loans receivable, including fees                         $ 5,840    $ 5,771    $ 5,506    $ 5,201    $ 4,944
    Securities                                                 1,218      1,159      1,105      1,066      1,050
    Other                                                         21         26         36         83          2
                                                             -------    -------    -------    -------    -------
        Total Interest income                                  7,079      6,956      6,647      6,350      5,996

INTEREST EXPENSE
    Deposits                                                   2,486      2,358      2,032      1,738      1,590
    Borrowings                                                   502        472        513        583        480
                                                             -------    -------    -------    -------    -------
        Total Interest expense                                 2,988      2,830      2,545      2,321      2,070
NET INTEREST INCOME                                            4,091      4,126      4,102      4,029      3,926
PROVISION FOR LOAN LOSSES                                         50         50         45         55         70
                                                             -------    -------    -------    -------    -------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                           4,041      4,076      4,057      3,974      3,856

OTHER INCOME
    Service charges and fees                                     606        605        616        644        590
    Income from fiduciary activities                             125         94         89         95         77
    Net realized gains on sales of securities                     --         --         45         14          7
    Gains on sale of loans                                         7         37          3        107         --
    Other                                                        156        126        141        143        150
                                                             -------    -------    -------    -------    -------
        Total other income                                       894        862        894      1,003        824

OTHER EXPENSES
    Salaries and  employee benefits                            1,497      1,311      1,482      1,456      1,406
    Occupancy, furniture and equipment, net                      415        368        329        369        380
    Other                                                        949        941        919      1,016        980
                                                             -------    -------    -------    -------    -------
        Total other expenses                                   2,861      2,620      2,730      2,841      2,766

INCOME BEFORE TAX                                              2,074      2,318      2,221      2,136      1,914
INCOME TAX EXPENSE                                               611        739        699        660        581
                                                             -------    -------    -------    -------    -------
NET INCOME                                                   $ 1,463    $ 1,579    $ 1,522    $ 1,476    $ 1,333
                                                             =======    =======    =======    =======    =======

Basic earnings per share                                     $  0.52    $  0.56    $  0.54    $  0.53    $  0.48
                                                             =======    =======    =======    =======    =======

Diluted earnings per share                                   $  0.51    $  0.55    $  0.53    $  0.52    $  0.47
                                                             =======    =======    =======    =======    =======

Book Value per share                                         $ 18.96    $ 18.67    $ 18.25    $ 17.57    $ 17.29

Return on average equity                                       11.26%     12.09%     12.06%     12.06%     11.14%
Return on average assets                                        1.29%      1.38%      1.35%      1.34%      1.25%

Net interest spread                                             3.16%      3.25%      3.34%      3.39%      3.49%
Net interest margin                                             3.85%      3.94%      3.98%      3.95%      3.98%

Allowance for loan losses to total loans                        1.21%      1.21%      1.22%      1.27%      1.28%
Net charge-offs/(recoveries) to average loans (annualized)      0.01%      0.06%      0.01%      0.01%      (.01)%
Nonperforming loans to total loans                              0.13%      0.13%      0.13%      0.10%      0.14%
Nonperforming assets to total assets                            0.09%      0.09%      0.09%      0.07%      0.10%
